Exhibit 10.25

Purchase Contract

Buyer: iASPEC Software Co., Ltd.
Add: Unit D, 4/F, Block2, Tian’an Cyber Park, Futian District, Shenzhen City
Contact: Tongjuan Wu
Tel: 86-755-83306899-8091

Seller: Huipu Electronic (Shenzhen) Co., Ltd.
Add: Block R2-A2, South District, High-tech Park, Nanshan District, Shenzhen City
Contact: Hadean
Tel: 86-755-26994810
Fax: 86-755-26984810
Signed at: Shenzhen
Contact No. A200810026

     Through friendly negotiation between two parties, the Buyer and the Seller have reached agreement that the Buyer will buy from the Seller the following items.

Item	Specification	Quantity (PCs)	Unit Price	Sub-total

Two-in-one power supply board	19” power supply board	15,280	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Frame	LWM950	6,200	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Frame	LWM950	10,600	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Connecting rod	LWM950	18,500	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Connecting rod cap	LWM950	20,100	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Anti-counterfeit labels	LWM950	7,500	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Signal board	LWM950	7,800	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Carton handle	LWM950	20,000	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Hinge Module	LWM950	7,800	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Functional key- press	LWM950	50,000	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Key-press	LWM950	7,084	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Base	LWM950	19,800	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
End cap	LWM950	20,200	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Bracket	LWM950	98,000	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Total				(Omitted and Filed Separately with the SEC)

1.	Delivery: Delivery to the Buyer’s designated location by Oct 30, 2008.

2.

Obligations: The Seller shall deliver the goods in accordance with the names, types, quantities and unit price designated by the Buyer on or before the required delivery date. Should there be goods returns, claims, and etc caused by quality issues, the Seller shall compensate for it, and shall be responsible for all freight charge.

3.	Terms of Payment: Payment per delivery, plus 17% VAT, pay by wire or acceptance.

4.

The goods should be delivered pursuant to the location and time designated by the Buyer. In the event that the Seller fails to deliver the goods on time (except for the late delivery caused by Force Majeure), the Buyer shall have the right to refuse to accept the goods, and any costs arising therefrom shall be borne by the Seller. In the event that the Buyer delays on payment, it shall pay to the Seller penalty at 0.01 % of the total contract value each day.

5.	Acceptance in accordance with the quality standards both parties agreed.

6.	Packaging: Standard ex-factory packing.

7.	The terms and conditions of this contract are made and agreed by both parties, and shall be governed by the Contract Law of PRC.

8.

Any and all disputes arising from execution of this contract or in connection with the contract shall be first settled through friendly consultation, and in case that the negotiation fails to reach an agreement, each party reserves the right for legal proceedings to local court that has the jurisdiction over the matter.

9.	This contract is executed in duplicate, and becomes effective upon both parties’ executions. Each of which shall be deemed equally authentic.

Buyer: iASPEC Software Co., Ltd.

Signature: ____________________
                   Tongjuan Wu

Date: Sep 15, 2008

Seller: Hui Pu Electronic (Shenzhen) Co., Ltd.

Signature: ___________________
                    Zhiduan Lu

Date: Sep 15, 2008